                                                                    EXHIBIT 10.1

                       THIRD AMENDMENT TO LEASE AGREEMENT
                                  (BUILDING 3 )

         THIS THIRD AMENDMENT TO LEASE AGREEMENT (the "Third Amendment") is made and entered into as of this 23rd day of February, 2004, by and between WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Landlord"), and INTERNET SECURITY SYSTEMS, INC., a Georgia corporation ("Tenant").

                                   WITNESSETH:

         WHEREAS, Spring Creek Partners, a Georgia limited liability company ("Spring Creek"), as landlord, and Tenant previously entered into that certain Lease Agreement dated as of June 8, 2001 (the "Original Lease"), as amended by that certain First Amendment to Lease Agreement between Spring Creek and Tenant, dated as of July 1, 2002 (the "First Amendment"), as amended by that certain Second Amendment to Lease Agreement between Spring Creek and Tenant, dated as of June 27, 2003 (the "Second Amendment"), and as the Landlord's interest was assigned pursuant to that certain Assignment and Assumption of Lease between Spring Creek and Landlord, dated as of June 30, 2003 (the Original Lease, as so previously amended and assigned, is herein referred to as the "Lease"), pursuant to the terms of which Tenant has leased those certain "Premises" (as defined in the Lease) located in Fulton County, Georgia; and

         WHEREAS, Landlord and Tenant now desire to further modify and amend the Lease to eliminate the "tax stop" and "operating expense stop" components of Base Rent and in lieu thereof, to provide for Tenant's payment of Taxes separate and apart from Operating Expenses, to provide for Tenant's payment of Taxes and Operating Expenses based on Landlord's reasonable estimate of the same, together with annual reconciliations of the amounts of estimated and actual Taxes and Operating Expenses, and for certain other purposes, all on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and for other good and valuable consideration in hand paid by each of the parties hereto to the other, the receipt, adequacy, and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby covenant and agree as follows:

         1. Defined Terms. Terms used herein and denoted by their initial capitalization shall have the meanings set forth in the Lease unless specifically provided herein to the contrary.

         2. Base Monthly Rental. Section 5 of the Original Lease is hereby deleted in its entirety, and the following Section 5 is hereby inserted in lieu thereof:

                  5. BASE MONTHLY RENTAL. Tenant agrees to pay Landlord, by payments to Wells Operating Partnership, L.P., and delivered to Landlord at 6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092, promptly on the first day of each month in advance, during the Term of this Lease, without deduction or set

Building 3 Lease
         off, in legal tender, a monthly rental in the initial amount of Twenty and Eighty-Eight /100 Dollars ($20.88), multiplied by the number of rentable square feet contained within the Premises from time to time, and subject to adjustment as set forth in Section 6 below, and dividing said product by twelve (12) (hereinafter referred to as "Base Monthly Rental"). If the Term commences on a day other than the first day of a month, or terminates on a day other than the last day of a month, the Base Monthly Rental for the first or last partial month shall be prorated based upon the actual number of days in such a month.

                  Tenant hereby acknowledges that if any monthly payment of rent or any monies due hereunder from Tenant shall not be received by Landlord within five (5) business days after written notice from Landlord to Tenant that such payment is due, then Tenant shall pay the Landlord a late charge equal to two and one-half percent (2-1/2%) of such delinquent amount. Any amounts payable hereunder by Tenant to Landlord which are not paid within five (5) business days after written notice from Landlord to Tenant that such payment is due shall bear interest at the rate of one percent (1%) per month until paid.

                  3. Base Monthly Rental Adjustment. Section 6 of the Original Lease is hereby deleted in its entirety, and the following Section 6 is hereby inserted in lieu thereof:

                  6. BASE MONTHLY RENTAL ADJUSTMENT. Commencing one year from the date of the initial Lease term hereof (i.e., commencing June 1, 2004), and continuing on June 1 of each year during the initial and any renewal term hereof, the Base Monthly Rental, as increased by previous rental adjustments hereunder, shall be increased by the lesser of the following: (i) the amount of the CPI Increase, as this term is defined below; or (ii) two and one-half percent (2-1/2 %).

                  As used in this Section 3, the term "Lease Year" shall mean the twelve (12) month period commencing on the Commencement Date for the initial floor of the Building (i.e., June 1, 2003), and each successive twelve (12) month period thereafter during the Term. The term "Subsequent Year" shall mean each Lease Year of the Term following the first Lease Year. The term "Prior Year" shall mean the Lease Year prior to the Subsequent Year. The term "Index" shall mean the Consumer Price Index-Seasonally Adjusted U.S. City Average for All Urban Consumers (Base Year 1982-1984 = 100) published by the Bureau of Labor Statistics of the United States Department of Labor. The term "Comparison Month" shall mean the calendar month which is two (2) months prior to the first full month of each Subsequent Year in question. On the first day of each Subsequent Year, the CPI Increase shall be calculated as follows: the Base Monthly Rental shall be increased to an amount equal to the Base Monthly Rental for the first Lease Year plus an amount equal to the product of ten (10) times the percentage increase in the Index for the Comparison Month as compared to the Index for the Base Month multiplied by Base Monthly Rental for the first Lease Year; provided, however, in no event shall Base Monthly Rental for a Subsequent Year be less than Base Monthly Rental applicable to the Prior Year. In the event the base year (1982-1984

Building 3 Lease

         = 100) used in computing the Index is changed, the figures used in making the adjustment above shall be changed accordingly. Likewise, if the Index is discontinued, the index increase shall be in accordance with an industry wide standard for measuring the cost of living increase and used at the time of such discontinuation acceptable to Landlord.

                  An estimated annual rent schedule of the Base Rental Amounts, assuming an annual escalation of two and one-half percent (2-1/2 %) per year in Base Rental occurs pursuant to this Section 6, is set forth in the illustrative chart below:

                                                      AMOUNT OF
                                                    BASE MONTHLY      AMOUNT OF
                                                   RENTAL SUBJECT   ANNUAL BASE
                                          BASE          TO         RENTAL SUBJECT
                                        MONTHLY     ASSUMPTIONS    TO ASSUMPTIONS
                                        RENTAL       SET FORTH       SET FORTH
LEASE YEAR                            ANNUAL RATE      BELOW           BELOW
---------------------------------------------------------------------------------
First Lease Year
06/01/03 - 08/31/03                     $20.88      $  32,016.00   $  384,192.00
09/01/03 - 11/30/03                     $20.88      $  59,856.00   $  718,272.00
12/01/03 - 05/31/04                     $20.88      $  87,696.00   $1,052,352.00
Second Lease Year (6/01/04-5/31/05)     $21.40      $  89,880.00   $1,078,560.00
Third Lease Year (6/01/05-5/31/06)      $21.94      $  92,148.00   $1,105,776.00
Fourth Lease Year (6/01/06-5/31/07)     $22.49      $  94,458.00   $1,133,496.00
Fifth Lease Year (6/01/07-5/31/08)      $23.05      $  96,810.00   $1,161,720.00
Sixth Lease Year (6/01/08-5/31/09)      $23.63      $  99,246.00   $1,190,952.00
Seventh Lease Year (6/01/09-5/31/10)    $24.22      $ 101,724.00   $1,220,688.00
Eighth Lease Year (6/01/10-5/31/11)     $24.83      $ 104,286.00   $1,251,432.00
Ninth Lease Year (6/01/11-5/31/12)      $25.45      $ 106,890.00   $1,282,680.00
Tenth Lease Year (6/01/12-5/31/12)      $26.09      $ 109,578.00   $1,314,936.00

                  The foregoing reflects that the Premises were completed and occupied in the sequence of first floor, 18,400 square feet; second floor, 16,000 square feet; and third floor, 16,000 square feet, and in accordance with the targeted Commencement Dates of Special Stipulation 2(b) (without Tenant having accelerated the Target Commencement Dates to earlier dates) and assumes that the increases in Base Monthly Rental under Section 6 of the Lease are two and one-half percent (2-1/2 %) per year for each and every year commencing on the first (1st) anniversary of the Commencement Date for the initial floor of the Building.

         4. Definition of Taxes. For all purposes under the Lease, the term "Taxes" shall have the meaning ascribed thereto in the fifth (5th) item appearing on the first page of Exhibit "E" (Operating Expenses - Definitions) attached to the Original Lease to the end that the term "Taxes" shall mean and refer to all taxes (ad valorem and otherwise), assessments and governmental charges, whether federal, state, county or municipal, and whether by taxing districts or authorities presently taxing the Property and the Building, or by others, subsequently created or otherwise, and any other taxes (other than federal and state income taxes) and assessments attributable to the Property and the Building or its operation and any reasonable consultants' fees incurred with respect

Building 3 Lease
to issues or concerns involving the taxes of the Building, the Property, or both. As set forth in the Operating Expense Exclusions in Exhibit "E" attached to the Original Lease, Taxes shall not include franchise, income, transfer, inheritance, capital stock taxes or taxes imposed upon or measured by the income of the Landlord.

         5. Modification of Definition of Operating Expenses. Effective as of the first day of the first full calendar month immediately following the execution and delivery of this Third Amendment by Landlord and Tenant (the "Effective Date"), the term "Operating Expenses", as defined in Exhibit "E" (Operating Expenses - Definitions) attached to the Original Lease, shall no longer include Taxes, nor shall Taxes be included within Remaining Rental; and from and after the Effective Date, Taxes shall be apportioned and shall be payable by Tenant as set forth in this Second Amendment. Accordingly, Exhibit "E" attached to the Original Lease is hereby deleted, and Exhibit "E" attached to this Second Amendment is hereby inserted in lieu thereof, effective as of the Effective Date.

         6. Additional Rent, Operating Expense Adjustment and Taxes. Section 8 of the Original Lease is hereby deleted in its entirety, and the following
Section 8 is hereby inserted in lieu thereof:

                  8. ADDITIONAL RENT, OPERATING EXPENSE ADJUSTMENT, TAXES.

                  (a) In addition to Tenant's Base Monthly Rental, Tenant shall pay to Landlord as additional rent an amount equal to Tenant's proportionate share of Taxes and Operating Expenses for the Premises. For purposes hereof, the term "Tenant's proportionate share" shall be the rentable area of the Premises divided by the rentable area of the Building; it being specifically understood and agreed that from and after December 1, 2003 (the date on which Tenant became obligated to commence the payment of Rent on the third and final floor of the Building) and throughout the balance of the Lease Term, Tenant's proportionate share shall be one hundred percent (100%). For the purpose of this Section B, Operating Expenses are defined in Exhibit "E" of this Lease. In addition, Operating Expenses shall be adjusted and grossed up so as to show actual Operating Expenses without computing or taking into account reduced costs because of first year warranties on materials and equipment.

                  (b) Subject to the limitations contained in Special Stipulation 3 of the Original Lease, as affected by Section 12 of the First Amendment, Tenant shall pay, as additional rent, all of the Taxes on the Property and the Building for each calendar year (or portion thereof) during the Term of this Lease. Landlord shall provide to Tenant a good faith estimate of the total amount of Taxes for each calendar year (or part thereof) during the Term, and Tenant shall pay one-twelfth (1/12th) of the amount of estimated Taxes in advance on the first day of each month during the Term of this Lease. The parties shall reconcile Tenant's estimated payments on account of Taxes with the actual Taxes for such year as hereinafter set forth.

Building 3 Lease

                  (c) Landlord also shall provide to Tenant a good faith estimate of the Operating Expenses for each calendar year (or part thereof) during the Term, and Tenant shall pay one-twelfth (1/12th) of the amount of estimated Operated Expenses in advance on the first day of each month during the Term of this Lease. The parties shall reconcile Tenant's estimated payments on account of Operating Expenses with the actual Operating Expenses for such year as hereinafter set forth.

                  (d) If during any calendar year of the Term of this Lease, the occupancy of the rentable area of the Building averages less than one hundred percent (100%), then it is agreed that the Operating Expenses and Taxes will be adjusted for such year so that all such Operating Expenses and Taxes shall be computed as though the rentable area of the Building has been one hundred percent (100%) occupied for such calendar year. All such expense categories will be accounted for and reported in accordance with generally accepted accounting principles.

                  (e) At any time during the Term of this Lease but not later than fifteen (15) days prior to the date an additional rental payment is due pursuant to this Section 8, Landlord may deliver to Tenant a written estimate (or revised estimate) of Taxes or Operating Expenses, or both, which may be reasonably anticipated hereunder, such estimate (or revised estimate) to be divided by the number of months remaining in the calendar year; and Tenant shall pay as additional rental to Landlord promptly on the first day of each month in advance without deduction or set off in legal tender the monthly amount called for under such estimate (or revised estimate) from Landlord to Tenant for those months for which such additional rental is due pursuant to this
         Section 8. Any such written estimate (or revised estimate) from Landlord to Tenant, as contemplated in this subsection, may also include amounts reasonably estimated by Landlord to be due as a result of Landlord's replacing light bulbs and fixtures in the Premises, as contemplated in Section 14 of this Lease, or as a result of Landlord's paying utility bills on behalf of Tenant and thereafter receiving reimbursement from Tenant for such payments by Landlord on Tenant's behalf, as contemplated under Section 17 of this Lease. SEE SPECIAL STIPULATION 24.

                  (f) Statements showing the actual Operating Expenses and the actual Taxes for the Building (hereinafter referred to as "Statement of Actual Adjustment") shall be delivered by Landlord to Tenant within one hundred twenty (120) days after the end of any calendar year in which additional rental was paid or due by Tenant under provisions hereof. Within thirty (30) days after written notice by Landlord to Tenant of such Statement of Actual Adjustment, Tenant shall pay to Landlord the amount of any additional rent shown as being due and unpaid thereon. Should such Statement of Actual Adjustment show the Tenant had paid to Landlord an aggregate amount in excess of the additional rental due for the preceding calendar year and Tenant is not then in default hereunder, Landlord shall refund the amount of overpayment.

Building 3 Lease

                  (g) If the Term of this Lease begins on a day other than the first day of the calendar year, or should this Lease terminate on a day other than the last day of the calendar year, the amount shown as due by Tenant on the Statement of Actual Adjustment shall reflect a proration based on the proportion that the number of days this Lease was in effect during such calendar year bears to 360. Landlord's right to payment by Tenant of the Operating Expenses and Taxes shall survive the termination of this Lease.

                  (h) Provided Tenant is not in default under the terms of this Lease, Tenant shall have the right to inspect Landlord's books and records with respect to Operating Expenses and Taxes for any preceding calendar year. This inspection shall be completed at the Tenant's sole cost and expense by independent, certified public accountants practicing for an accounting firm of national prominence and for the exclusive purpose of determining whether Landlord has complied with the terms of this Lease relating to Operating Expenses and Taxes. Should Tenant's inspection reveal that Landlord has overstated or understated Operating Expenses or Taxes, an appropriate adjustment will be made. If Tenant owes any amount to Landlord based on such adjustment, it shall be paid to Landlord within thirty (30) days after the request therefor; and if Landlord owes any amount to Tenant based on such adjustment, such amount shall be credited against the rent next coming due under this Lease.

         7. Restatement of Special Stipulation 13. Special Stipulation 13 of the Original Lease is hereby deleted in its entirety, and the following Special Stipulation 13 is hereby inserted in lieu thereof:

                  13. At any time the Base Monthly Rental Rate changes as a result of any provision of this Lease, then Tenant agrees to execute an amendment to this Lease setting forth the revised rental rates as a result of such changes if requested to do so by Landlord; provided, however, that any such amendment shall not change any other substantive provision of this Lease.

         8. Tax Abatement and Tax Gross-Up Provision. Landlord and Tenant mutually acknowledge and agree that prior to the date of this Third Amendment, Tenant has obtained a certain property tax abatement with respect to the Premises as contemplated in Special Stipulation 23 of the Original Lease, as restated in Section 19 of the First Amendment pursuant to a sale-leaseback taxable bond transaction comparable to that certain sale-leaseback transaction effected by and between Mount Vernon Place Partners, LLC and the Development Authority of Fulton County (the "Authority") in respect of the premises leased by Tenant pursuant to the Buildings 1 and 2 Lease. Landlord and Tenant further acknowledge and agree that the provisions of this Third Amendment with respect to the elimination of the "tax stop" component of Base Rent and Tenant's payment of Taxes separate and apart from Operating Expenses secure for the benefit of Tenant any tax savings achieved by Tenant as a result of such property tax abatements as contemplated under Special Stipulation 23 of the Original Lease, as restated in Section 19 of the First Amendment. Accordingly, from and after the Effective Date, Special Stipulation 23 of the Original Lease, as restated in
Section 19 of the First Amendment, shall be deemed deleted in its entirety. Landlord agrees, upon the request of Tenant and at Tenant's sole cost and expense

Building 3 Lease

(including, without limitation, the agreement of Tenant to pay or reimburse Landlord's actual and reasonable attorneys' fees and expenses incurred in connection with any such endeavor), to cooperate with Tenant in maintaining and continuing the benefits of any such tax abatement for the Premises for so long as may be permissible under Georgia law. It is expressly understood and agreed that Landlord makes no representations or warranties of any kind whatsoever in respect of any tax abatement agreement that heretofore or hereafter may be obtained by Tenant; it being Landlord's sole obligation, at no cost or expense to Landlord, to cooperate in good faith with Tenant, at Tenant's expense, in obtaining and maintaining a tax abatement for the Premises for so long as may be permissible under Georgia law. The failure or inability of Tenant to obtain, maintain and/or continue any such tax abatement for the Premises shall in no event affect the obligations of Tenant under this Lease.

         9. Deletion of Section 6 of First Amendment. Section 6 of the First Amendment captioned "Operating Expenses of the Base Year," is hereby deleted in its entirety.

         10. Roll-Back Taxes. If and to the extent the Premises were to be subjected to a "rollback" of Taxes for any period during Tenant's tax abatement period (notwithstanding any provisions of Tenant's tax abatement agreement to the contrary), Landlord and Tenant, upon the request of either party, shall make such adjustments to Taxes with respect to any periods which may be subject to any such rollback of Taxes so as to ensure that Tenant's obligation shall be the payment of Tenant's proportionate share of any Taxes during the Term of this Lease. Nothing contained herein shall affect Tenant's rights or Landlord's obligations pursuant to the first grammatical paragraph of Section 17(a) of the original Lease with respect to the adjustment of additional rental in the event Tenant elects to provide its own janitorial services to the Premises.

         11. Miscellaneous. Except as modified by this Third Amendment, the Lease shall otherwise remain unmodified and in full force and effect and the parties do hereby ratify and confirm the terms thereof. In the event of conflict or inconsistency between the terms and conditions of the Lease and the terms and conditions of this Third Amendment, the terms of this Third Amendment shall control and prevail and govern the rights, liabilities and obligations of the parties. This Third Amendment may be executed in counterparts and/or with counterpart signature pages, all of which together shall constitute a single agreement.

                         [SIGNATURES BEGIN ON NEXT PAGE]

Building 3 Lease

         IN WITNESS WHEREOF, the parties, through their duly authorized officers, have executed this Second Amendment the day and year first above written.

                                    "TENANT":

                                    INTERNET SECURITY SYSTEMS, INC.,
                                    a Georgia corporation

                                    By: /s/ Richard Macchia
                                       -----------------------------------------
                                    Name: Richard Macchia
                                    Title: CFO

                                    Attest: /s/ Sean Bowen
                                           -------------------------------------
                                    Name: Sean Bowen
                                    Title: Secretary

                                                  [CORPORATE SEAL]

                                    "LANDLORD":

                                    WELLS OPERATING PARTNERSHIP, LP
                                    A Delaware limited partnership
                                    By: Wells Real Estate Investment Trust, Inc.
                                    A Maryland corporation, its general partner

                                    By: /s/ Douglas P. Williams         (SEAL)
                                       --------------------------------
                                    Name: Douglas P. Williams
                                    Title: Executive Vice President

Building 3 Lease

         For Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Landlord to Internet Security Systems, Inc., a Delaware corporation (successor by name change to ISS Group, Inc., a Delaware corporation) ("Guarantor"), the receipt and sufficiency of which are hereby acknowledged by Guarantor, Guarantor agrees that Guarantor's Guaranty Agreement of the Lease dated November 8, 1999 (the "Guaranty") shall remain in full force and effect and shall constitute a Guaranty of the Lease, as amended by this Third Amendment to Lease Agreement. Guarantor, through its duly authorized officers, join in the execution provisions of this Third Amendment this 23rd day of February, 2004, for the purpose of reaffirming its guaranty obligations, as amended by this Third Amendment.

                                         "GUARANTOR":

Signed, sealed and delivered             INTERNET SECURITY SYSTEMS, INC.,
in the presence of:                      a Delaware corporation

     /s/ Camille Kenner                  By: /s/ Richard Macchia
--------------------------------            ------------------------------------
Unofficial Witness                       Name: Richard Macchia
                                         Title: CFO

     /s/ Audra O. Price
--------------------------------
Notary Public

                                         Attest:

     [NOTARIAL SEAL]
                                         By: /s/ Sean Bowen
                                            ------------------------------------
                                         Name: Sean Bowen
                                         Title: Asst. Secretary

                                                   [CORPORATE SEAL]

Building 3 Lease

                                   EXHIBIT "E"

                               MOUNT VERNON PLACE

                        OPERATING EXPENSES - DEFINITIONS

"Operating Expenses" for or attributable to the Premises shall mean the operating costs and expenses for the Property and the Building, including all expenses, costs and disbursements of every kind and nature, which Landlord shall
(i) pay and/or; (ii) become obligated to pay, including, but not limited to, the following:

         - Wages and salaries of all employees engaged in the operation and maintenance of the Property and Building, including, but not limited to, taxes, insurance and benefits relating thereto;

         - All supplies and materials used in the operation and maintenance of the Property and Building;

         - Cost of all service agreements and maintenance for the Property and Building and the equipment therein, including, but not limited to, trash removal, alarm services, window cleaning, janitorial service, HVAC maintenance, elevator maintenance and grounds maintenance;

         - Cost of all insurance relating to the Property and Building, including, but not limited to, the cost of casualty and liability insurance applicable to the Property and Building and Landlord's personal property used in connection therewith;

         - Cost of repairs and general maintenance of the interior and exterior of the Property and Building (including, but not limited to, glass breakage), parking areas and landscaping;

         - A management fee for general operation and management of the Property and Building, such management fee to be no greater than three percent (3%) of Base Monthly Rental net of electricity for the Term of this Lease; and

         -        An amortization cost due to any capital expenditures incurred
                  (i) which reduce or limit Operating Costs of the Property and Building, if such reduction or limitation inures to Tenant's benefit (but only to the extent and in the amount that such Operating Costs of the Property and Building are reduced);
                  (ii) which may be required by governmental authority or by Landlord's insurance carrier; or (iii) which are designed to protect or enhance the health, safety or welfare of the tenants in the Building or their invitees.

                               MOUNT VERNON PLACE

                          OPERATING EXPENSE EXCLUSIONS

1.       Depreciation of the Building, amortization and other non-cash charges;

2. The cost of any alteration, additions, changes or decorations which are made in order to prepare space (including Premises) for Tenant's occupancy;

3. The cost of performing work or furnishing services to or for any Tenant, other than Tenant, at Landlord's expense, to the extent that such work or service exceeds or is more favorable than comparable work or service provided to Tenant at Landlord's expense;

4. The cost (including, without limitation, attorney's fees and disbursements) of any judgment, settlement or arbitration award resulting from any tort liability;

5. The general overhead of Landlord and labor costs and all other compensation of all administrative personnel, officers, executives and staff members of Landlord or Landlord's agents above the grade of building management or engineer;

6. The cost of installing, operating and maintaining any specialty service such as an observatory, broadcasting facility, luncheon club, athletic or recreational club;

7. The costs of defects in the construction, design or equipping of the Building with respect to the mechanical systems of the Building or with respect to any of the structural components of the Building;

8. Any cost or expense incurred in connection with correcting latent defects or inadequacies in the Building;

9. The cost of any special heating, ventilating, air-conditioning, janitorial or other special or extra services provided to tenants during other than regular business hours;

10. Legal or auditing fees, other than those reasonably incurred in connection with the maintenance and operation of the Land and Building or in connection with the preparation of statements required pursuant to Additional Rent or lease escalation provisions;

11. Any rent, additional rent or any other charge under any lease or sublease to or assumed directly or indirectly by Landlord;

12.      Expenditure on account of Landlord acquisition of air rights;

13. Any Operating Expenses related exclusively to any retail or storage space in, on or about the Property or appurtenant or adjacent thereto;

14.      Any accrued and unfunded pension or other benefits of any personnel;

15. Any amount paid to any affiliate of Landlord to the extent such amount is in excess of the amount which would be paid in the absence of such relationship;

16.      Advertising, marketing or promotional expenditures;

17. Any costs incurred in the removal, containment, encapsulation, or disposal of or repair or cleaning or monitoring of areas affected by any hazardous material including without limitation, asbestos;

18. Costs incurred to correct any misrepresentation by Landlord expressly made herein;

19. The value or loss of income to Landlord of any space in the Building which is utilized for the management of the Building;

20. Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord or any affiliate of Landlord;

21. Late fees, penalties, interest charges or similar costs incurred by Landlord;

22. Costs associated with the operation of the business of the legal entity that constitute Landlord as the same is separate and apart from the costs of the operation of the Building, including the legal entity formation, internal accounting and legal matters;

23. Unrecovered expenses resulting directly from the negligence of the Landlord, its agents, servants or employees;

24. Costs incurred due to the violation by Landlord or any tenant of the Building of the terms of any lease or any laws, rules, regulations or ordinances applicable to the Building;

25.      Brokerage commissions paid by Landlord in its leasing of the Building;
         and

26. The cost of all utilities for the Premises, including the cost of electricity, gas, water and sewer services, it being acknowledged that Tenant shall be responsible for the cost of such utilities as provided in Section 17 and Special Stipulation 24 of the Original Lease.

                       SIXTH AMENDMENT TO LEASE AGREEMENT
                                (BUILDINGS 1 & 2)

         THIS SIXTH AMENDMENT TO LEASE AGREEMENT (the "Sixth Amendment") is made and entered into as of this 23rd day of February, 2004, by and between WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Landlord"), and INTERNET SECURITY SYSTEMS, INC., a Georgia corporation ("Tenant").

                                   WITNESSETH:

         WHEREAS, Mount Vernon Place Partners, LLC, a Georgia limited liability company ("Mount Vernon"), as landlord, and Tenant previously entered into that certain Lease Agreement dated November 8, 1999 (the "Original Lease"), as amended by that certain First Amendment to Lease Agreement between Mount Vernon and Tenant dated December 7, 1999 (the "First Amendment"), and as further amended by that certain Second Amendment to Lease Agreement between Mount Vernon and Tenant dated as of November 27, 2000 (the "Second Amendment"), as further amended by that certain Third Amendment to Lease Agreement between Mount Vernon Mount Vernon and Tenant dated as of February __, 2001, and executed on June 8, 2001 (the "Third Amendment"), as further amended by that certain Fourth Amendment to Lease Agreement between Mount Vernon and Tenant dated as of August 17, 2001 (the "Fourth Amendment"), as further amended by that certain Fifth Amendment to Lease Agreement between Mount Vernon and Tenant, dated as of July 1, 2002 (the "Fifth Amendment"), and as the landlord's interest was assigned pursuant to that certain Assignment and Assumption of Sublease, dated as of July 1, 2002, between Mount Vernon and Landlord (the Original Lease, as so previously amended and assigned, is herein referred to as the "Lease"), pursuant to the terms of which Tenant has leased those certain "Premises" (as defined in the Original Lease) located in Fulton County, Georgia; and

         WHEREAS, Landlord and Tenant now desire to further modify and amend the Lease to eliminate the "tax stop" component of Base Rent and in lieu thereof, to provide for Tenant's payment of Taxes separate and apart from Operating Expenses, and for certain other purposes, all on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and for other good and valuable consideration in hand paid by each of the parties hereto to the other, the receipt, adequacy, and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby covenant and agree as follows:

         1. Defined Terms. Terms used herein and denoted by their initial capitalization shall have the meanings set forth in the Lease unless specifically provided herein to the contrary.

         2. Definition of Taxes. For all purposes under the Lease, the term "Taxes" shall have the meaning ascribed thereto in the fifth (5th) item appearing on the first page of Exhibit "E" (Operating Expenses - Definitions) attached to the Original Lease to the end that the term "Taxes" shall mean and refer to all taxes (ad valorem and otherwise), assessments and governmental charges, whether federal, state, county or municipal, and whether by taxing districts or authorities presently taxing the Property and the Building, or by others, subsequently created or otherwise, and any other taxes (other than federal and state income taxes) and assessments attributable to the

ISS Buildings 1 & 2

Property and the Building or its operation and any reasonable consultants' fees incurred with respect to issues or concerns involving the taxes of the Building, the Property, or both. As set forth in the Operating Expense Exclusions in Exhibit "E" attached to the Original Lease, Taxes shall not include franchise, income, transfer, inheritance, capital stock taxes or taxes imposed upon or measured by the income of the Landlord.

         3. Modification of Definition of Operating Expenses. Effective as of the first day of the first full calendar month immediately following the execution and delivery of this Sixth Amendment by Landlord and Tenant (the "Effective Date"), the term "Operating Expenses", as defined in Exhibit "E" (Operating Expenses - Definitions) attached to the Original Lease, shall no longer include Taxes, nor shall Taxes be included within Remaining Rental; and from and after the Effective Date, Taxes shall be apportioned and shall be payable by Tenant as set forth in this Sixth Amendment. Accordingly, Exhibit "E" attached to the Original Lease is hereby deleted, and Exhibit "E" attached to this Sixth Amendment is hereby inserted in lieu thereof, effective as of the Effective Date.

         4. Additional Rent, Operating Expense Adjustment and Taxes. From and after the Effective Date, Section 8 of the Original Lease is amended and restated as follows:

                  8. ADDITIONAL RENT, OPERATING EXPENSE ADJUSTMENT, TAXES.

                  (a) The Operating Expense Base Year of the rentable area of the Building shall be the calendar year of January 1, 2001 through December 31, 2001. As set forth in Section 4 of the Fifth Amendment, Landlord and Tenant acknowledge, stipulate and agree that the Building and the Premises contain the total rentable area of the 238,600 rentable square feet. If in any calendar year after the Operating Expense Base Year during the Term hereof, the Operating Expenses should exceed the Operating Expenses of the Base Year, which Base Year Operating Expenses were $3.37 per rentable square foot, or $804,082.00 (the amount of any such excess being herein referred to as the "Excess Operating Expenses"), then as additional rent for the calendar year, Tenant shall pay such excess within thirty (30) days after written notice from Landlord as to the amount due. For the purpose of this Paragraph 8, Operating Expenses are defined in Exhibit "E" of this Lease. In addition, Operating Expenses shall be adjusted and grossed up so as to show actual Operating Expenses without computing or taking into account reduced costs because of first year warranties on materials and equipment.

                  (b) Subject to the limitations contained in Special Stipulation 6 of the Original Lease, as affected by Section 10 of the Fifth Amendment, Tenant shall pay, as additional rent, all Taxes for each calendar year (or portion thereof) during the Term of this Lease. Landlord shall provide Tenant with a good faith estimate of the total amount of Taxes for each calendar year (or part thereof) during the Term, and Tenant shall pay one-twelfth (1/12th) of the amount of estimated Taxes in advance on the first day of each month during the Term of this Lease. The parties

ISS Buildings 1 & 2
         shall reconcile Tenant's estimated payments on account of Taxes with the actual Taxes for such year as hereinafter set forth.

                  (c) At any time during the Term of this Lease but not later than fifteen (15) days prior to the date an additional rental payment is due pursuant to this Section 8, Landlord may deliver to Tenant a written estimate (or revised estimate) of Taxes or Excess Operating Expenses, or both, which may be reasonably anticipated hereunder, such estimate (or revised estimate) to be divided by the number of months remaining in the calendar year; and Tenant shall pay as additional rental to Landlord promptly on the first day of each month in advance without deduction or set off in legal tender the monthly amount called for under such estimate (or revised estimate) from Landlord to Tenant for those months for which such additional rental is due pursuant to this Section 8. Any such written estimate (or revised estimate) from Landlord to Tenant, as contemplated in this subsection, may also include amounts reasonably estimated by Landlord to be due as a result of Landlord's replacing light bulbs and fixtures in the Premises, as contemplated in Section 14 of this Lease, or as a result of Landlord's paying utility bills on behalf of Tenant and thereafter receiving reimbursement from Tenant for such payments by Landlord on Tenant's behalf, as contemplated under Section 17 of this Lease. SEE SPECIAL STIPULATION 31.

                  (d) Statements showing the actual Operating Expenses and the actual Taxes for the Building (hereinafter referred to as "Statement of Actual Adjustment") shall be delivered by Landlord to Tenant within one hundred twenty (120) days after the end of any calendar year in which additional rental was paid or due by Tenant under provisions hereof. Within thirty (30) days after written notice by Landlord to Tenant of such Statement of Actual Adjustment, Tenant shall pay to Landlord the amount of any additional rent shown as being due and unpaid thereon. Should such Statement of Actual Adjustment show the Tenant had paid to Landlord an aggregate amount in excess of the additional rental due for the preceding calendar year and Tenant is not then in default hereunder, Landlord shall refund the amount of overpayment.

                  (e) If the Term of this Lease begins on a day other than the first day of the calendar year, or should this Lease terminate on a day other than the last day of the calendar year, the amount shown as due by Tenant on the Statement of Actual Adjustment shall reflect a proration based on the proportion that the number of days this Lease was in effect during such calendar year bears to 360. Landlord's right to payment by Tenant of the Excess Operating Expenses and Taxes shall survive the termination of this Lease.

                  (f) Provided Tenant is not in default under the terms of this Lease, Tenant shall have the right to inspect Landlord's books and records with respect to Operating Expenses and Taxes for any preceding calendar year. This inspection shall be completed at the Tenant's sole cost and expense by independent, certified

ISS Buildings 1 & 2
         public accountants practicing for an accounting firm of national prominence and for the exclusive purpose of determining whether Landlord has complied with the terms of this Lease relating to Operating Expenses and Taxes. Should Tenant's inspection reveal that Landlord has overstated or understated Operating Expenses or Taxes, an appropriate adjustment will be made. If Tenant owes any amount to Landlord based on such adjustment, it shall be paid to Landlord within thirty (30) days after the request therefor; and if Landlord owes any amount to Tenant based on such adjustment, such amount shall be credited against the rent next coming due under this Lease.

         5. Base Monthly Rental. After giving effect to the removal of Taxes from Operating Expenses and Remaining Rental as set forth in this Sixth Amendment, the Net Rental annual rate and the Base Monthly Rental annual rate, assuming an annual escalation of two and one-half percent (2-1/2%) per year in Net Rental occurs pursuant to Section 6 of the Original Lease, are set forth in the illustrative chart below:

                                                                                  AMOUNT OF
                                                                                 BASE MONTHLY
                                                                                    RENTAL           AMOUNT OF
                                                                                  SUBJECT TO        ANNUAL BASE
                                                                  BASE MONTHLY    ASSUMPTIONS     RENTAL SUBJECT
                                        NET RENTAL    REMAINING      RENTAL        SET FORTH      TO ASSUMPTIONS
              LEASE YEAR                ANNUAL RATE  RENTAL RATE   ANNUAL RATE       ABOVE        SET FORTH ABOVE
              ----------                -----------  -----------   -----------       -----        ---------------
                                                                                 See Lease       See Lease
First Lease Year (11/18/00-11/30/01)      $16.1800      $4.87       $21.0500     prior to        prior to date
                                                                                 date hereof     hereof
Second Lease Year (12/1/01-11/30/02)      $16.5845      $4.87       $21.4545     $426,586.98(1)  $5,119,043.70(1)
Third Lease Year (12/1/02-11/30/03)       $16.9991      $4.87       $21.8691     $434,830.61     $5,217,967.26
Fourth Lease Year (12/01/03-1/31/04)      $17.4241      $4.87       $22.2941     $443,281.02     $  886,562.04(2)
Fourth Lease Year (2/1/04-11/30/04)       $17.4241      $3.37       $20.7941     $413,456.02     $4,134,560.20(3)
Fifth Lease Year (12/1/04-11/30/05)       $17.8597      $3.37       $21.2297     $422,117.20     $5,065,406.42
Sixth Lease Year (12/1/05-11/30/06)       $18.3062      $3.37       $21.6762     $430,995.11     $5,171,941.32
Seventh Lease Year (12/1/06-11/30/07)     $18.7638      $3.37       $22.1338     $440,093.72     $5,281,124.68
Eighth Lease Year (12/1/07-11/30/08)      $19.2329      $3.37       $22.6029     $449,421.00     $5,393,051.94
Ninth Lease Year (12/1/08-11/30/09)       $19.7138      $3.37       $23.0838     $458,982.89     $5,507,794.68
Tenth Lease Year (12/1/09-11/30/10)       $20.2066      $3.37       $23.5766     $468,781.40     $5,625,376.76
Eleventh Lease Year (12/1/10-11/30/11)    $20.7118      $3.37       $24.0818     $478,826.46     $5,745,917.48
Twelfth Lease Year (12/1/11-11/30/12)(4)  $21.2296      $3.37       $24.5996     $489,122.05     $5,869,464.56
Last Six Months (12/1/12-5/31/13)(4)      $21.2296      $3.37       $24.5996     $489,122.05     $5,869,464.56

--------------

(1) Based on Tenant's occupancy of 238,600 rentable square feet, commencing as of August 1, 2002. See Sections 4 and 6 of the Fifth Amendment regarding Tenant's occupancy and payment of Base Monthly Rental, as of July 1, 2002 and continuing through July 31, 2002, calculated on the basis of 215,500 rentable square feet.

(2) Based on two (2) months' Base Rental.


(3) Based on ten (10) months' Base Rental and assumes that the "Effective Date", for purposes of this Sixth Amendment, is February 1, 2004.

(4) Nothing contained in this illustrative chart is intended to modify the expiration date of the Lease, which expiration date shall continue to be governed by and subject to adjustment as provided in Section 2 of the Original Lease, as replaced in the Third Amendment.

ISS Buildings 1 & 2

The foregoing chart does not take into account any Operating Expense Differential, Taxes or other amounts payable by, or reimbursable to, Tenant pursuant to the Lease, including without limitation Sections 8, 14 and 17 and Special Stipulation 31 of the Lease. The foregoing chart replaces and supersedes all prior charts contained in the Lease with respect to all periods from and after the Effective Date, but shall not affect the rent payable by Tenant prior to the date hereof with respect to Tenant's staged occupancy of the Premises.

         7. Operating Expenses of the Base Year. From and after the Effective Date, Section 7 of the Fifth Amendment shall be deemed amended and restated as follows:

                  7. Operating Expenses of the Base Year. Landlord and Tenant acknowledge, stipulate and agree that the Operating Expenses of the Base Year, as adjusted and grossed up as provided in the Lease, including Section 8 and Special Stipulation 30 thereof, were $4.87 per rentable square foot of the Premises, inclusive of $3.37 per rentable square foot, or $806,468.00 (representing the product of $3.37 per square foot, multiplied by 238,600 rentable square feet contained within the Premises) for all Operating Expenses other than Taxes (said expenses being herein referred to as the "Non-Tax Operating Expenses" and the Base Year amount thereof being referred to as the "Non-Tax Expense Base Year Amount"), and $1.50 per rentable square foot, or $357,900 (representing the product of $1.50 per square foot, multiplied by 238,600 rentable square feet contained within the Premises) for Taxes (the "Tax Expense Base Year Amount"). The foregoing stipulated amounts of the Operating Expenses of the Base Year, the Non-Tax Expense Base Year Amount and the Tax Expense Base Year Amount, shall be deemed to be final and not subject to adjustment under any circumstances and without regard to the validity or enforceability of the tax abatement agreement which has been obtained by Tenant prior to the date hereof. If and to the extent the Premises were to be subjected to a "rollback" of Taxes for any period during Tenant's tax abatement period (notwithstanding any provisions of Tenant's tax abatement agreement to the contrary), Landlord and Tenant, upon the demand of either party, shall make such adjustments to Taxes with respect to any periods subjected to any such rollback of Taxes. Nothing contained herein shall affect Tenant's rights or Landlord's obligations pursuant to the first grammatical paragraph of Section 17(a) of the Original Lease with respect to the adjustment of additional rental in the event Tenant elects to provide its own janitorial services to the Premises.

         8. Tax Abatement and Tax Gross-Up Provision. Landlord and Tenant mutually acknowledge and agree that prior to the date of this Sixth Amendment, Tenant obtained certain property tax abatements with respect to the Premises as contemplated in Special Stipulation 30 of the Original Lease. Landlord and Tenant further acknowledge and agree that the provisions of this Sixth Amendment with respect to the elimination of the "tax stop" component of Base Rent and Tenant's payment of Taxes separate and apart from Operating Expenses secure for the benefit of Tenant any tax savings achieved by Tenant as a result of such property tax abatements as contemplated under Special Stipulation 30 of the Lease. Accordingly, from and after the Effective

ISS Buildings 1 & 2

Date, Special Stipulation 30 of the Original Lease, as amended in Section 17 of the Fifth Amendment, shall be deemed deleted in its entirety. Landlord agrees, upon the request of Tenant and at Tenant's sole cost and expense (including, without limitation, the agreement of Tenant to pay or reimburse Landlord's actual and reasonable attorneys' fees and expenses incurred in connection with any such endeavor), to cooperate with Tenant in maintaining and continuing the benefits of any such tax abatement for the Premises for so long as may be permissible under Georgia law. It is expressly understood and agreed that Landlord makes no representations or warranties of any kind whatsoever in respect of any tax abatement agreement that heretofore or hereafter may be obtained by Tenant; it being Landlord's sole obligation, at no cost or expense to Landlord, to cooperate in good faith with Tenant, at Tenant's expense, in obtaining and maintaining a tax abatement for the Premises for so long as may be permissible under Georgia law. The failure or inability of Tenant to obtain, maintain and/or continue any such tax abatement for the Premises shall in no event affect the obligations of Tenant under this Lease.

         9. Mount Vernon Place Reciprocal Easement Agreement. Landlord and Tenant mutually acknowledge, stipulate and agree that the execution, delivery and recording of that certain Mount Vernon Place Reciprocal Easement Agreement, dated as of July 1, 2002, among Mount Vernon, Spring Creek Partners, LLC, and the Development Authority of Fulton County, recorded in Deed Book 32669, Page 234, Fulton County, Georgia records (the "Mount Vernon REA"), satisfies all requirements contained in Special Stipulation 32 of the Lease (which is set forth in the Third Amendment) for the amendment of the Existing Easement Documents, and that the Mount Vernon REA constitutes the amendment to the Existing Easement Documents that is referenced in clause (c) of Section 14 of the Fifth Amendment, appearing on page 9 of the Fifth Amendment.

         10. Actual Commencement Date for the Fifth Floor. Landlord and Tenant mutually acknowledge, stipulate and agree that the Commencement Date for the fifth (5th) floor of the Phase II Building occurred on August 1, 2002.

         11. Miscellaneous. Except as modified by this Sixth Amendment, the Lease shall otherwise remain unmodified and in full force and effect and the parties do hereby ratify and confirm the terms thereof. In the event of conflict or inconsistency between the terms and conditions of the Lease and the terms and conditions of this Sixth Amendment, the terms of this Sixth Amendment shall control and prevail and govern the rights, liabilities and obligations of the parties. This Sixth Amendment may be executed in counterparts and/or with counterpart signature pages, all of which together shall constitute a single agreement.

                         [SIGNATURES BEGIN ON NEXT PAGE]

ISS Buildings 1 & 2

         IN WITNESS WHEREOF, the parties, through their duly authorized officers, have executed this Sixth Amendment the day and year first above written.

                                    "TENANT":

                                    INTERNET SECURITY SYSTEMS, INC.,
                                    a Georgia corporation

                                    By: /s/ Richard Macchia
                                          --------------------------------------
                                    Name: Richard Macchia
                                    Title: CFO

                                    Attest: /s/ Sean Bowen
                                          --------------------------------------
                                    Name: Sean Bowen
                                    Title: Secretary

                                                   [CORPORATE SEAL]

                                    "LANDLORD":

                                    WELLS OPERATING PARTNERSHIP, LP
                                    A Delaware limited partnership
                                    By: Wells Real Estate Investment Trust, Inc.
                                    A Maryland corporation, its general partner

                                    By: /s/ Douglas P. Williams       (SEAL)
                                          ---------------------------
                                    Name: Douglas P. Williams
                                    Title: Executive Vice President

ISS Buildings 1 & 2

         For Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Landlord to Internet Security Systems, Inc., a Delaware corporation (successor by name change to ISS Group, Inc., a Delaware corporation) ("Guarantor"), the receipt and sufficiency of which are hereby acknowledged by Guarantor, Guarantor agrees that Guarantor's Guaranty Agreement of the Lease dated November 8, 1999 (the "Guaranty") shall remain in full force and effect and shall constitute a Guaranty of the Lease, as amended by this Sixth Amendment to Lease Agreement. Guarantor, through its duly authorized officers, join in the execution provisions of this Sixth Amendment this 23rd day of February, 2004, for the purpose of reaffirming its guaranty obligations, as amended by this Sixth Amendment.

                                      "GUARANTOR":

Signed, sealed and delivered          INTERNET SECURITY SYSTEMS, INC.,
in the presence of:                   a Delaware corporation

         /s/ Camille Kenner           By: /s/ Richard Macchia
----------------------------------       ---------------------------------------
Unofficial Witness                    Name: Richard Macchia
                                      Title: CFO

         /s/ Audra O. Price
----------------------------------
Notary Public

                                      Attest:

         [NOTARIAL SEAL]
                                      By: /s/ Sean Bowen
                                         ---------------------------------------
                                      Name: Sean Bowen
                                      Title: Asst. Secretary

                                                [CORPORATE SEAL]

ISS Buildings 1 & 2

                                   EXHIBIT "E"

                               MOUNT VERNON PLACE

                        OPERATING EXPENSES - DEFINITIONS

"Operating Expenses" for or attributable to the Premises shall mean the operating costs and expenses for the Property and the Building, including all expenses, costs and disbursements of every kind and nature, which Landlord shall
(i) pay and/or; (ii) become obligated to pay, including, but not limited to, the following:

         - Wages and salaries of all employees engaged in the operation and maintenance of the Property and Building, including, but not limited to, taxes, insurance and benefits relating thereto;

         - All supplies and materials used in the operation and maintenance of the Property and Building;

         - Cost of all service agreements and maintenance for the Property and Building and the equipment therein, including, but not limited to, trash removal, alarm services, window cleaning, janitorial service, HVAC maintenance, elevator maintenance and grounds maintenance;

         - Cost of all insurance relating to the Property and Building, including, but not limited to, the cost of casualty and liability insurance applicable to the Property and Building and Landlord's personal property used in connection therewith;

         - Cost of repairs and general maintenance of the interior and exterior of the Property and Building (including, but not limited to, glass breakage), parking areas and landscaping;

         - A management fee for general operation and management of the Property and Building, such management fee to be no greater than three percent (3%) of Base Monthly Rental net of electricity for the Term of this Lease; and

         -        An amortization cost due to any capital expenditures incurred
                  (i) which reduce or limit Operating Costs of the Property and Building, if such reduction or limitation inures to Tenant's benefit (but only to the extent and in the amount that such Operating Costs of the Property and Building are reduced);
                  (ii) which may be required by governmental authority or by Landlord's insurance carrier; or (iii) which are designed to protect or enhance the health, safety or welfare of the tenants in the Building or their invitees.

                               MOUNT VERNON PLACE

                          OPERATING EXPENSE EXCLUSIONS

1.       Depreciation of the Building, amortization and other non-cash charges;

2. The cost of any alteration, additions, changes or decorations which are made in order to prepare space (including Premises) for Tenant's occupancy;

3. The cost of performing work or furnishing services to or for any Tenant, other than Tenant, at Landlord's expense, to the extent that such work or service exceeds or is more favorable than comparable work or service provided to Tenant at Landlord's expense;

4. The cost (including, without limitation, attorney's fees and disbursements) of any judgment, settlement or arbitration award resulting from any tort liability;

5. The general overhead of Landlord and labor costs and all other compensation of all administrative personnel, officers, executives and staff members of Landlord or Landlord's agents above the grade of building management or engineer;

6. The cost of installing, operating and maintaining any specialty service such as an observatory, broadcasting facility, luncheon club, athletic or recreational club;

7. The costs of defects in the construction, design or equipping of the Building with respect to the mechanical systems of the Building or with respect to any of the structural components of the Building;

8. Any cost or expense incurred in connection with correcting latent defects or inadequacies in the Building;

9. The cost of any special heating, ventilating, air-conditioning, janitorial or other special or extra services provided to tenants during other than regular business hours;

10. Legal or auditing fees, other than those reasonably incurred in connection with the maintenance and operation of the Land and Building or in connection with the preparation of statements required pursuant to Additional Rent or lease escalation provisions;

11. Any rent, additional rent or any other charge under any lease or sublease to or assumed directly or indirectly by Landlord;

12.      Expenditure on account of Landlord acquisition of air rights;

13. Any Operating Expenses related exclusively to any retail or storage space in, on or about the Property or appurtenant or adjacent thereto;

14.      Any accrued and unfunded pension or other benefits of any personnel;

15. Any amount paid to any affiliate of Landlord to the extent such amount is in excess of the amount which would be paid in the absence of such relationship;

16.      Advertising, marketing or promotional expenditures;

17. Any costs incurred in the removal, containment, encapsulation, or disposal of or repair or cleaning or monitoring of areas affected by any hazardous material including without limitation, asbestos;

18. Costs incurred to correct any misrepresentation by Landlord expressly made herein;

19. The value or loss of income to Landlord of any space in the Building which is utilized for the management of the Building;

20. Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord or any affiliate of Landlord;

21. Late fees, penalties, interest charges or similar costs incurred by Landlord;

22. Costs associated with the operation of the business of the legal entity that constitute Landlord as the same is separate and apart from the costs of the operation of the Building, including the legal entity formation, internal accounting and legal matters;

23. Unrecovered expenses resulting directly from the negligence of the Landlord, its agents, servants or employees;

24. Costs incurred due to the violation by Landlord or any tenant of the Building of the terms of any lease or any laws, rules, regulations or ordinances applicable to the Building;

25.      Brokerage commissions paid by Landlord in its leasing of the Building;
         and

26. The cost of all utilities for the Premises, including the cost of electricity, gas, water and sewer services, it being acknowledged that Tenant shall be responsible for the cost of such utilities as provided in Section 17 and Special Stipulation 31 of the Original Lease.

                               MOUNT VERNON PLACE

                             2000 OPERATING EXPENSES
                                (Per Square Foot)

Building Maintenance                    .71

Janitorial Maintenance                  .85

Grounds Maintenance                     .33

Administrative                          .52

Insurance                               .13

Management Fee                          .63

Reserves                                .20
                                      -----

TOTAL 2000 OPERATING EXPENSES         $3.37
                                      =====